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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 28, 2003
                                                           ------------


                               NAVARRE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                   0-22982                 41-1704319
----------------------------       ------------           -------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)

                   7400 49TH AVENUE NORTH, NEW HOPE, MN 55428
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 535-8333


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired

              Not Applicable

         (b)  Pro Forma Financial Information (unaudited).

              Not Applicable

         (c)  Exhibits

              99.1 Navarre Corporation Press Release, dated May 28, 2003


ITEM 9. REGULATION FD DISCLOSURE (AND INFORMATION FURNISHED UNDER ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND CONDITION)

On May 28, 2003, Navarre Corporation issued a press release to report its results for the fourth quarter and year ended March 31, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with the interim procedural guidance in SEC Release No. 33-8216 and No. 34-47583, the information in this Current Report on Form 8-K and Exhibit
99.1 attached hereto and incorporated herein by reference, is concurrently hereby intended to be furnished pursuant to Item 9. "Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition," under Item 9 of Form 8-K. As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.




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                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          NAVARRE CORPORATION


                                          By: /s/ Eric H. Paulson
                                              ----------------------------------

                                              Eric H. Paulson
                                              Chairman of the Board, President
                                              and Chief Executive Officer


Dated:   May 28, 2003





                                  EXHIBIT INDEX


Exhibit No. 99.1     Earnings Release -- Fourth Quarter and Year Ended March 31,
                     2003.




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